Supplement Dated September 25, 2025
to the Summary Prospectus, Prospectus, and Statement of Additional Information, each dated February 28, 2025, for Thrivent Mid Cap Value Fund, a series of Thrivent Mutual Funds
As described in the supplement dated June 2, 2025 (the “Prior Supplement”) to the summary prospectus, prospectus, and statement of additional information of Thrivent Mid Cap Value Fund (the “Target Fund”), the Board of Trustees of the Target Fund has approved the conversion of the Target Fund into Thrivent Mid Cap Value ETF (the “Acquiring Fund”), a newly-organized exchange traded fund that is a series of Thrivent ETF Trust (the “Conversion”). In connection with the Conversion, a combined prospectus/information statement (the “Prospectus/Information Statement”) has been filed with the Securities and Exchange Commission and was mailed on or about September 11, 2025 to shareholders of record as of August 22, 2025. As described in the Prospectus/Information Statement, the Conversion does not require shareholder approval and is currently expected to occur on or about November 14, 2025.
In preparation for the Conversion:
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Existing shareholders may continue to purchase or exchange into the Target Fund through November 12, 2025.
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The final day to redeem or exchange out of the Target Fund is November 13, 2025. For Target Fund shareholders that hold shares of the Target Fund through a fund direct individual retirement account and do not take action prior to this date, such Target Fund shares will be exchanged for Class S shares of the Thrivent Money Market Fund equal in value to the NAV of such Target Fund shares.
All purchase, exchange, or redemption requests must be received in proper form by the close of trading on the NYSE (generally 4:00 p.m. Eastern time) on the applicable date. Effective at the close of business on November 13, 2025, all references to the Target Fund are hereby removed from the Target Fund’s prospectus and statement of additional information.
Additionally, the Acquiring Fund does not issue fractional shares. Therefore, any fractional shares held by Target Fund shareholders will be redeemed at net asset value immediately prior to the Conversion. Instead of receiving fractional shares in the Acquiring Fund, such shareholders will receive a cash payment by check. For shareholders holding fractional shares in a taxable account, receiving cash for fractional shares will be a taxable sale of shares and could result in the recognition of a gain or loss for tax purposes. These shareholders are encouraged to consult their tax advisors to determine the effect of any such redemption.
This information supplements and supersedes any information to the contrary relating to the Target Fund contained in the Prior Supplement. Shareholders are encouraged to read the Prospectus/Information Statement and any other relevant documents because they contain important information about the Conversion. Free copies of the Prospectus/Information Statement are available on the SEC’s web site at www.sec.gov and may be requested by calling 800-847-4836, by writing to P.O. Box 219348, Kansas City, Missouri 64121-9348, or by e-mailing contactus@thriventfunds.com. This communication is for informational purposes only and does not constitute an offer to sell, nor a solicitation of an offer to buy, any securities.
Please include this Supplement with your Summary Prospectus, Prospectus, and Statement of Additional Information.
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